UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2023

CPI CARD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37584 (Commission File Number)	26-0344657 (I.R.S. Employer Identification No.)

	CPI Card Group Inc. 10368 W Centennial Road, Littleton, CO (Address of principal executive offices)	80127 (Zip Code)

(720) 681-6304

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PMTS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 6, 2023, CPI Card Group Inc. (the “Company”) entered into a Stock Repurchase Agreement (the “Agreement”) with Tricor Pacific Capital Partners (Fund IV) US, LP (“Parallel49”). Pursuant to the Agreement, the Company has agreed to purchase from Parallel49, and Parallel49 has agreed to sell to the Company, three times the number of shares of the Company’s common stock acquired by the Company in the open market from time to time from non-Parallel49 holders during the period commencing from the date of this Agreement and ending on March 31, 2024, up to a maximum of 325,000 shares. Such open market purchases will be made pursuant to the Company’s previously announced stock repurchase program (the “Share Purchase Program”). The repurchase price for any shares acquired by the Company from Parallel49 pursuant to the Agreement will be 98% of the volume weighted average purchase price paid by the Company for all other shares acquired by the Company in the open market pursuant to the Share Purchase Program during such period. The repurchase from Parallel49 will take place in early April 2024 and will be part of the Share Purchase Program authorization levels. In the event that the Company enters into any other privately negotiated repurchase transaction prior to March 31, 2024, the Agreement also gives Parallel49 the option to sell to the Company a number of shares equal to three times the number of shares acquired by the Company in such privately negotiated repurchase transaction, at the same price. The Agreement was approved by the independent Audit Committee of the Board of Directors of the Company.

A copy of the Agreement is attached to, and is incorporated by reference into, this Current Report on Form 8-K as Exhibit 99.1. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement.

A copy of the press release announcing the Company’s entry into the Agreement is attached to, and is incorporated by reference into, this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description
99.1	Stock Repurchase Agreement, dated as of December 6, 2023, by and between Tricor Capital Partners (Fund IV) US, LP and CPI Card Group Inc.
99.2	Press Release dated as of December 7, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI CARD GROUP INC.

Dated: December 7, 2023	By:	/s/ Jessica Browne
	Name:	Jessica Browne
	Title:	Deputy General Counsel